Important Notice
Please Read Immediately

                                                                        Aquilasm
                                                                  Group of Funds


                             TAX-FREE FUND FOR UTAH
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to be held
                              on September 28, 2001

To shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund") will be held:

Place:    (a)   at the Grand America Hotel
                555 South Main Street
                Salt Lake City, Utah;

Time:     (b)   on September 28, 2001
                at 9:30 a.m. local time;

Purposes: (c)   for the following purposes:

               (i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

               (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending June 30, 2002 (Proposal No. 2);

               (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:  (d)  To vote at the Meeting, you must have been a
              shareholder on the Fund's records at the close of business on July 6, 2001 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                 By order of the Board of Trustees,

                                 EDWARD M. W. HINES
                                 Secretary





August 17, 2001

Please Note:

If you do not expect to attend the Meeting, please vote any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                             Tax-Free Fund For Utah
            380 Madison Avenue, Suite 2300, New York, NY 10017

                                 Proxy Statement

                                  Introduction

         The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-437-1020 toll-free or 212-697-6666.

         The Fund's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. Since August 1, 2001 the Manager has acted as the Fund's investment adviser. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         This Notice and Proxy Statement are first being mailed on or about August 17, 2001.

         You should read this Proxy Statement prior to voting. Then, you may vote in one of three ways:

         Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         Telephone Voting

         To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet Voting

         To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided above or contacting the Fund's Internet address described above, entering your control number and revoking your previous vote.

         Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $9.65; Class C Shares, $9.64; and Class Y Shares, $9.68. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of independent auditors (Proposal No. 2). On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 3,554,545; Class C Shares, 194,442; and Class Y Shares, 529.

On the record date, the following institutional holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the holders the Fund's management believes that all of the shares indicated are held for the benefit of clients

Name and address                    Number of                  Percent of class
of the holder of                    shares
record

Merrill Lynch Pierce                533,700 Class A Shares     15%
Fenner & Smith                       56,633 Class C Shares     29.1%
4800 Deer Lake Dr.,                     515 Class Y Shares     94.4%
Jacksonville, FL

Fiserv Securities Inc.              425,151 Class A Shares     12%
2005 Market Street,
Philadelphia, PA

Zions First National Bank           723,302 Class A Shares     20.4%
P.O. Box 30880,                     (held in 2 accounts)
Salt Lake City, UT

Donaldson Lufkin                    58,157 Class C Shares      30%
Jenrette Securities                 (held in 4 accounts)
Corporation, Inc.
P.O. Box 2052,
Jersey City, NJ

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         All of the nominees are presently Trustees and were elected by the shareholders in October, 2000. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund and as an officer, director and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. They are so designated by an asterisk.

         In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah (this Fund), each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

         The following material includes the name, positions with the Fund, address and age as of the record date and business experience during at least the past five years of each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.


Name, Position           Business Experience
with the Fund,
Address, Age,
Shares owned


Lacy B. Herrmann*        Founder and Chairman of the Board of Aquila
Chairman of the          Management Corporation, the sponsoring
Board of Trustees        organization and Manager or Administrator
380 Madison Avenue       and/or Adviser or Sub-Adviser to the
New York, NY             Aquila Money-Market Funds, the Aquila Bond
10017                    Funds and the Aquila Equity Funds,
Age: 72                  and Founder, Chairman of the Board of Trustees
Shares Owned: 14(1)      and (currently or until 1998) President of each
                         since its establishment, beginning
                         in 1984; Director of Aquila
                         Distributors, Inc., distributor of
                         the above funds, since 1981 and
                         formerly Vice President or
                         Secretary, 1981-1998; President and
                         a Director of STCM Management
                         Company, Inc., sponsor and
                         sub-adviser to Capital Cash
                         Management Trust and Capital Cash
                         U.S. Government Securities Trust;
                         Founder and Chairman of several
                         other money market funds; Director
                         or Trustee of OCC Cash Reserves,
                         Inc. and Quest For Value
                         Accumulation Trust, and Director or
                         Trustee of Oppenheimer Quest Value
                         Fund, Inc., Oppenheimer Quest Global
                         Value Fund, Inc. and Oppenheimer
                         Rochester Group of Funds, each of
                         which is an open-end investment
                         company; Trustee of Brown
                         University, 1990-1996 and currently
                         Trustee Emeritus; actively involved
                         for many years in leadership roles
                         with university, school and
                         charitable organizations.

(1) Class Y shares held of record by the Manager.

Gary C. Cornia            President elect of the National Tax Association;
Trustee                   Professor and Chair of the Executive Committee
577 East 1090 North       of the International Center for Land Policy Studies
Orem, UT 84057            and Training Institute, Taipei, Taiwan;
Age: 53                   Associate Dean of the Marriott School of Management,
Shares Owned: 59(2)       Brigham Young University, 1991-2000; Assistant
                          Professor, 1980-1985;
                          Commissioner of the Utah Tax
                          Commission, 1983-1986; Director of
                          the National Tax Association,
                          1990-1993; Chair of the Governor's
                          Tax Review Committee since 1993;
                          Faculty Associate of the Land
                          Reform Training Institute, Taipei,
                          Taiwan and The Lincoln Institute of
                          Land Policy, Cambridge,
                          Massachusetts; Trustee of Tax-Free
                          Fund For Utah since 1993 and of
                          Tax-Free Fund of Colorado since
                          2000.

(2) Held jointly with his wife in street name.

William L. Ensign         Planning and Architectural Consultant;
Trustee                   Acting Architect of the United States Capitol
766 Holly                 1995-1997; Assistant Architect of the United
Drive North,              States Capitol 1980-1995; previously President
Annapolis,                and CEO, McLeod Ferrara Ensign, an international
MD 21401                  planning and design firm based in Washington DC;
Age: 72                   Fellow and former Director of the American Institute
Shares Owned: 737(3)      of Architects; District of Columbia Zoning
                          Commissioner 1989-1997; member,
                          U.S. Capitol Police Board
                          1995-1997, National Advisory
                          Council on Historic Preservation
                          1989-1997, National Capital
                          Memorial Commission 1989-1997;
                          Acting Director of the U.S. Botanic
                          Garden 1995-1997; Trustee, National
                          Building Museum 1995-1997; Trustee
                          of Tax-Free Trust of Arizona since
                          1986 and of Tax-Free Fund For Utah
                          since 1991; Trustee of Oxford Cash
                          Management Fund, 1983-1989.

(3) Held jointly with his wife.

Diana P. Herrmann*       President and Chief Operating Officer of
Trustee and President    the Manager since 1997, a Director since 1984,
380 Madison              Secretary since 1986 and previously its
Avenue                   Executive Vice President, Senior Vice
New York,                President or Vice President, 1986-1997;
NY 10017                 President of various Aquila Bond and
Age: 43                  Money-Market Funds since 1998; Assistant
Shares Owned: 246        Vice President, Vice President, Senior Vice
                         President or Executive Vice
                         President of Aquila Money-Market,
                         Bond and Equity Funds since 1986;
                         Trustee of a number of Aquila
                         Money-Market, Bond and Equity Funds
                         since 1995; Trustee of Reserve
                         Money-Market Funds, 1999-2000 and of
                         Reserve Private Equity Series,
                         1998-2000; Assistant Vice President
                         and formerly Loan Officer of
                         European American Bank, 1981-1986;
                         daughter of the Fund's Chairman;
                         Trustee of the Leopold Schepp
                         Foundation (academic scholarships)
                         since 1995; actively involved in
                         mutual fund and trade associations
                         and in college and other volunteer
                         organizations.

Anne J. Mills            President, Loring Consulting Company since
Trustee                  2001; Vice President for Business Affairs
167 Glengarry Place      of Ottawa University, 1992-2001;
Castle Rock,             IBM Corporation, 1965-1991; Budget
CO 80104                 Review Officer of the American
Age: 62                  Baptist Churches/USA, 1994-1997; Director
Shares Owned: 153        of the American Baptist Foundation,
                         1985-1996 and since 1998; Trustee of Brown
                         University, 1992-1999; Trustee of
                         Churchill Cash Reserves Trust,
                         1985-2001, of Tax-Free Trust of
                         Arizona since 1986, of Churchill
                         Tax-Free Fund of Kentucky, Tax-Free
                         Fund of Colorado and Capital Cash
                         Management Trust since 1987 and of
                         Tax-Free Fund For Utah since 1994.

R. Thayne Robson         Director of the Bureau of Economic
Trustee                  and Business Research, Professor
3548 Westwood Drive      of Management, and Research Professor
Salt Lake City, UT       of Economics at the University
84109                    of Utah since 1978; Trustee of Tax-Free
Age: 72                  Fund For Utah since 1992 and of
Shares Owned: 152        Aquila Rocky Mountain Equity Fund since 1993;
                         Director of the Alliance of
                         Universities for Democracy since
                         1990; Trustee of the Salt Lake
                         Convention and Visitors Bureau
                         since 1984; Member of Utah
                         Governor's Economic Coordinating
                         Committee since 1982; Member of the
                         Association for University Business
                         and Economic Research since 1985;
                         Director of ARUP (a medical test
                         laboratory) since 1988; Director of
                         Western Mortgage since 1989;
                         Director of the Utah Economic
                         Development Corporation since 1985;
                         Director of the Salt Lake Downtown
                         Alliance since 1991; Trustee of
                         Crossroads Research Institute since
                         1986.

Jerry G. McGrew          President of Aquila Distributors,
Senior Vice President    Inc. since 1998, Registered Principal
380 Madison Avenue       since 1993, Senior Vice President, 1997-1998
New York, NY 10017       and Vice President, 1993-1997; Senior Vice
Age: 57                  President of Aquila Rocky Mountain Equity
                         Fund since 1996; Senior Vice
                         President of Churchill Tax-Free
                         Fund of Kentucky since 1994, and of
                         Tax-Free Fund of Colorado and
                         Tax-Free Fund For Utah since 1997;
                         Vice President of Churchill Cash
                         Reserves Trust since 1995-2001;
                         Registered Representative of J.J.B.
                         Hilliard, W.L. Lyons Inc.,
                         1983-1987; Account Manager with IBM
                         Corporation, 1967-1981;
                         Gubernatorial appointee, Kentucky
                         Financial Institutions Board,
                         1993-1997; Chairman, Total Quality
                         Management for Small Business,
                         1990-1994; President of
                         Elizabethtown/Hardin County,
                         Kentucky, Chamber of Commerce,
                         1989-1991; President of
                         Elizabethtown Country Club,
                         1983-1985; Director-at Large,
                         Houston Alliance for the Mentally
                         Ill (AMI), since 1998.

Kimball L. Young         Co-manager of the Fund's portfolio since 2001;
Senior                   Co-founder of Lewis Young Robertson &
Vice                     Burningham, Inc., a NASD licensed
President                broker/dealer providing public
2049 Herbert             finance services to Utah local
Avenue                   governments, 1995-2001; Senior Vice
Salt Lake City,          President of Tax-Free Trust of Arizona,
UT 84108                 Tax-Free Fund For Utah, Aquila Cascadia
Age: 54                  Equity Fund and Aquila Rocky Mountain Equity
                         Fund. Formerly Senior Vice President-
                         Public Finance, Kemper
                         Securities Inc., Salt Lake City, Utah.

Thomas S. Albright       Vice President and co-manager of the Fund's
Vice President           portfolio since 2001; Senior Vice
4175 Westport Rd.        President and Portfolio Manager of
Suite 107                Churchill Tax-Free Fund of Kentucky
Louisville, KY 40241     since July 2000; Vice President and
Age: 48                  Portfolio Manager of Banc One Investment
                         Advisors, Inc., 1994-2000; Senior Vice
                         President of Liberty National
                         Trust Company,1981-1994.


Stephen J. Caridi        Vice President of the Distributor since
Assistant                1995, Assistant Vice President 1988-1995,
Vice President           Marketing Associate, 1986-1988; Vice
380 Madison              President of Hawaiian Tax-Free Trust since
Avenue                   1998; Senior Vice President of Narragansett
New York,                Insured Tax-Free Income Fund since
NY 10017                 1998, Vice President since 1996; Assistant Vice
Age: 40                  President of Tax-Free Fund For Utah since 1993;
                         Mutual Funds Coordinator of
                         Prudential Bache Securities,
                         1984-1986; Account Representative
                         of Astoria Federal Savings and Loan
                         Association, 1979-1984.

Rose F. Marotta          Chief Financial Officer of the Aquila
Chief Financial Officer  Money-Market, Bond and Equity Funds
380 Madison Avenue       since 1991 and Treasurer, 1981-1991;
New York, NY             formerly Treasurer of the predecessor of
10017                    Capital Cash Management Trust; Treasurer
Age: 77                  and Director of STCM Management Company,
                         Inc. since 1974; Chief Financial
                         Officer of the Manager since 1984
                         and of the Distributor, 1985-2000.

Joseph P. DiMaggio       Treasurer of the Aquila Money-Market,
Treasurer                Bond and Equity Funds. Treasurer of Aquila
380 Madison Avenue       Distributors, Inc. since 2000; Controller of
New York, NY 10017       Van Eck Global Funds, 1993-2000; Mutual
Age: 44                  Fund Accounting Manager of Alliance
                         Capital Management L.P., 1985-1993.


Lori A. Vindigni         Assistant Vice President of Aquila Management
Assistant Treasurer      Corporation since 1998, Fund Accountant
380 Madison Avenue       for the Aquilasm Group of Funds 1995-1998;
New York, NY             Staff Officer and Fund Accountant of
10017                    Citibank Global Asset Management Group of
Age: 34                  Investment Companies, 1994-1995; Fund Accounting
                         Supervisor of Dean Witter Group of Investment
                         Companies, 1990-1994.

Edward M. W. Hines       Partner of Hollyer Brady Smith & Hines
Secretary                LLP, attorneys, since 1989 and counsel,
551 Fifth Avenue         1987-1989; Secretary of the Aquila Money-Market,
New York, NY 10176       Bond and Equity Funds since 1982.
Age: 61

Robert W. Anderson       Compliance Officer of Aquila Management
Assistant Secretary      Corporation since 1998 and Assistant
380 Madison Avenue       Secretary of the Aquila Money-Market Funds
New York, NY 10017       and the Aquila Bond and Equity Funds since 2000;
Age: 60                  Consultant, The Wadsworth Group, 1995-1998;
                         Executive Vice President of
                         Sheffield Management Company
                         (investment adviser and distributor
                         of a mutual fund group), 1986-1995.

John M. Herndon          Assistant Secretary of the Aquila Money-
Assistant Secretary      Market, Bond and Equity Funds since 1995
380 Madison Avenue       and Vice President of the Aquila Money-
New York, NY             Market Funds since 1990; Vice President of
10017                    the Manager since 1990; Investment
Age: 61                  Services Consultant and Bank Services Executive
                         of Wright Investors' Service, a
                         registered investment adviser,
                         1983-1989; Member of the American
                         Finance Association, the Western
                         Finance Association and the Society
                         of Quantitative Analysts.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2001 the Fund paid a total of $26,899 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                           Compensation      Number of
                                           from all          boards on
                          Compensation     funds             which the
                          from the         in the            Trustee
                          Fund             Aquilasm          serves
Name                                       Group of
                                           Funds


Gary C. Cornia             $4,850           $12,650             2

William L. Ensign          $3,850           $14,000             2

Anne J. Mills              $3,850           $37,750             7

R. Thayne Robson           $4,550           $ 7,050             2


         Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

         The Fund's Manager is Manager or Administrator to each member of the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 2001 these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended June 30, 2001, the Fund incurred Management fees of $175,548, of which $154,482 was waived and the balance was paid to the Fund's former sub-adviser.


         During the fiscal year ended June 30, 2001, $67,804 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $2,107 was retained by the Distributor. With respect to Class C Shares, during the same period $9,055 was paid under Part II of the Plan and $3,018 was paid under the Shareholder Services Plan. Of these total payments of $12,073, the Distributor received $5,641. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

         KPMG LLP ("KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending June 30, 2002. Such selection is submitted to the shareholders for ratification or rejection.

         The Fund paid the following fees to KPMG during the fiscal year ended June 30, 2001:

Audit Fees:                                              $12,500

Financial Information
Systems Design and Implementation                        0

All Other Fees                                           $5,519
  (Fees for preparation
   of the Fund's tax
   returns and correspondence
   tax-equivalent yield.)

         KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         The Audit Committee of the Fund's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2002.

         KPMG has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                Important Notice
                             Please Read Immediately


                             Tax-Free Fund For Utah

                    Notice of Annual Meeting of Shareholders
                        to be held on September 28, 2001

                                 PROXY STATEMENT

                             Aquilasm Group of Funds
                             TAX-FREE FUND FOR UTAH Class A

                Proxy for Shareholders Meeting September 28, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of TAX-FREE FUND FOR UTAH (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, September 28, 2001, at Grand America Hotel, 555 South Main Street, Salt Lake City, Utah; at 9:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual  Meeting  Attendance
We  encourage  you to attend the Annual  Meeting of Shareholders.
If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TAX-FREE FUND FOR UTAH - Class A

         For address changes and/or comments, please check this box and write them on the back where indicated.
                                                        [-]

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees

01) Lacy B. Herrmann* 02) Gary C. Cornia 03) William L. Ensign 04) Diana P. Herrmann* 05) Anne J. Mills 06) R. Thayne Robson

*interested Trustees


                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No. 2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

              As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend the Shareholder Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting. [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                             TAX-FREE FUND FOR UTAH Class C

                Proxy for Shareholders Meeting September 28, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of TAX-FREE FUND FOR UTAH (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, September 28, 2001, at Grand America Hotel, 555 South Main Street, Salt Lake City, Utah; at 9:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual  Meeting  Attendance
We  encourage  you to attend the Annual  Meeting of Shareholders.
If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TAX-FREE FUND FOR UTAH - Class C

         For address changes and/or comments, please check this box and write them on the back where indicated.
                                                        [-]

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees

01) Lacy B. Herrmann* 02) Gary C. Cornia 03) William L. Ensign 04) Diana P. Herrmann* 05) Anne J. Mills 06) R. Thayne Robson

*interested Trustees


                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No. 2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

              As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend the Shareholder Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting. [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                             TAX-FREE FUND FOR UTAH Class Y

                Proxy for Shareholders Meeting September 28, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of TAX-FREE FUND FOR UTAH (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, September 28, 2001, at Grand America Hotel, 555 South Main Street, Salt Lake City, Utah; at 9:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual  Meeting  Attendance
We  encourage  you to attend the Annual  Meeting of Shareholders.
If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED



TAX-FREE FUND FOR UTAH - Class Y

         For address changes and/or comments, please check this box and write them on the back where indicated.
                                                        [-]

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees

01) Lacy B. Herrmann* 02) Gary C. Cornia 03) William L. Ensign 04) Diana P. Herrmann* 05) Anne J. Mills 06) R. Thayne Robson

*interested Trustees


                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No. 2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

              As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend the Shareholder Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting. [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)